SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            VODAVI TECHNOLOGY, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             VODAVI TECHNOLOGY, INC.

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 19, 2000
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders of Vodavi Technology, Inc., a Delaware corporation, will be held at 9:00 a.m. on Monday, June 19, 2000, at our corporate headquarters at 8300 East Raintree Drive, Scottsdale, Arizona 85260 for the following purposes:

     1.  To  elect   directors  to  serve  until  the  next  annual  meeting  of stockholders and until their successors are elected and qualified.

     2. To approve an amendment to our Second Amended and Restated 1994 Stock Option Plan to increase the number of shares of common stock that may be issued pursuant to the stock option plan from 850,000 shares to 1,100,000 shares.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on April 27, 2000 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        Sincerely,


                                        /s/ Gregory K. Roeper


                                        Gregory K. Roeper
                                        Secretary

Scottsdale, Arizona
April 28, 1999

                             VODAVI TECHNOLOGY, INC.
                            8300 EAST RAINTREE DRIVE
                            SCOTTSDALE, ARIZONA 85260

                                   ----------
                                 PROXY STATEMENT
                                   ----------

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Vodavi Technology, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Monday, June 19, 2000 at 9:00 a.m. or at any adjournment or adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters at 8300 East Raintree Drive, Scottsdale, Arizona 85260.

     These proxy solicitation materials are being mailed on or about May 8, 2000 to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on April 27, 2000, the record date for the meeting, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 4,326,688 shares of our common stock, which excludes 226,800 treasury shares.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, (a) the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors; and (b) the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter is required for the approval of the amendment to our stock option plan.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (a) "for" the election of the nominees set forth in this proxy statement and (b) "for" the approval of the amendment to our stock option plan.

REVOCABILITY OF PROXIES

     You may revoke a proxy at any time before its use by

          *    delivering to us written notice of revocation; or

          *    delivering to us a duly executed proxy bearing a later date; or

          *    attending the meeting and voting in person.

SOLICITATION

     We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Certain of our directors and officers also may solicit proxies, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our 1999 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about the activities of our company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation" and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     UPON WRITTEN REQUEST, WE WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC. WE WILL ALSO FURNISH ANY EXHIBITS LISTED IN THE FORM 10-K REPORT UPON REQUEST AT THE ACTUAL EXPENSE WE INCUR IN FURNISHING SUCH EXHIBITS. YOU SHOULD DIRECT ANY SUCH REQUESTS TO OUR CORPORATE SECRETARY AT OUR EXECUTIVE OFFICES, AS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

NOMINEES

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. All directors are elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier resignation or removal.

     A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified, or until his earlier resignation or removal.

     The following table sets forth certain information regarding the nominees for directors of our company:

         Name                   Age          Position
         ----                   ---          --------
William J. Hinz.............    54         Chairman of the Board
Gregory K. Roeper...........    39         President, Chief Executive Officer,
                                            Secretary, and Director
Jae H. Bae..................    46         Director
Gilbert H. Engels...........    70         Director
Stephen A McConnell.........    47         Director
Emmett E. Mitchell..........    44         Director

     WILLIAM J. HINZ has served as Chairman of the Board of our company since October 1997 and as a director of our company since April 1997. Since October 1999, Mr. Hinz has served as Group President for the Triumph Components Group, which is a group of seven divisional companies within Triumph Group, Inc., a publicly held company. Mr. Hinz served as President of Stolper-Fabralloy Company, a precision aerospace engine component manufacturer that is a subsidiary of Triumph Group, Inc., from September 1997 until October 1999 and as Executive Vice President of Operations of Stolper-Fabralloy from March 1996 until September 1997. Mr. Hinz was Vice President of Global Repair and Overhaul Operations for AlliedSignal Aerospace Company from June 1994 until March 1996. During this period, Mr. Hinz also was responsible for aerospace aftermarket merger and acquisition activity. Mr. Hinz served as President of European Operations for AlliedSignal Aerospace Company from December 1991 until June 1994 and served in various other executive management positions with Allied Signal Aerospace Company from 1968 to 1991.

     GREGORY K. ROEPER has served as President of our company since December 1998 and as Chief Executive Officer and a director of our company since December 1999. Mr. Roeper served as our Chief Operating Officer from June 1998 until December 1999. Between November 1994 and June 1998, Mr. Roeper held a variety of other executive positions with our company, including Chief Financial Officer, Executive Vice President - Finance, Administration, and Operations; Secretary; and Treasurer. From 1982 to 1994, Mr. Roeper was employed by Arthur Andersen LLP, most recently as a Senior Manager. Mr. Roeper is a Certified Public Accountant in the state of Arizona.

     JAE H. BAE has served as a director of our company since February 2000. Mr. Bae has served as a Vice President of LG Information and Communications, Ltd., or LGIC, since August 1999. LGIC is a member of the multi-billion dollar Korean-based LG Group, with which we have had a long-term relationship. Mr. Bae served as President of LG Semicon, America from August 1996 until July 1999 and served as Executive Director of LG Semicon from July 1990 until July 1996.

     GILBERT H. ENGELS has served as a director of our company since January 1996. Mr. Engels currently is involved in commercial real estate development activities. From 1991 to 1993, Mr. Engels served as President of the Government and Institutional Systems Division of WilTel Communications Systems, Inc. Mr. Engels served as a Senior Vice President of TIE Communications, Inc. from 1971 to 1992; served as President and Chief Executive Officer of TIE International, a division of TIE Communications, Inc., from 1971 to 1991; and served as President and Chief Executive Officer of TIE Canada from 1990 to 1992. Mr. Engels was involved in sales and marketing activities in the telecommunications industry from 1957 to 1993.

     STEPHEN A MCCONNELL has served as a director of our company since January 1996. Mr. McConnell currently serves as the president of Solano Ventures, an investment fund devoted to small- to mid-sized companies. Mr. McConnell currently serves as Chairman of G-L Industries, LLC, a manufacturer of wood glue-lam beams used in the construction industry. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials from 1991 to 1997. Mr. McConnell also served as President of Belt Perry Associates, Inc. from 1991 to 1995 and as President and Chief Executive Officer of N-W Group, Inc., a publicly held company, from 1985 to 1991. Mr. McConnell currently serves as a director of Capital Title Group, Inc., Mobile Mini,

Inc., and JDA Software Group, Inc., all of which are publicly held companies. In addition, Mr. McConnell currently serves as a director of several privately held companies.

     EMMETT E. MITCHELL has served as a director of our company since February 1999. Mr. Mitchell has been employed with Paradise Valley Securities, Inc., a NASD broker dealer and investment banking firm, since October 1991 and has served as Chairman and Chief Executive Officer of Paradise Valley Securities since October 1999. Paradise Valley Securities was the underwriter of our initial public offering in 1995. Mr. Mitchell also serves as a director of several privately held companies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our bylaws authorize the Board of Directors to appoint among its members one or more committees consisting of one or more directors. The Board of Directors has appointed an Executive Committee, an Audit Committee, and a Compensation Committee.

     Mr. Hinz serves as the Chair of the Executive Committee, and Messrs. Engels and McConnell serve as the other members of the Executive Committee. The Executive Committee evaluates various business opportunities and advises the Board of Directors with respect to strategic planning, product development, and management issues.

     Messrs. McConnell, Engels, and Mitchell currently serve as the members of the Audit Committee, with Mr. McConnell serving as Chair of the Audit Committee. The Audit Committee reviews with our independent auditors the annual financial statements, any significant accounting issues, and the scope of the audit and is available to discuss with the auditors any other audit-related matters that may arise during the year.

     Messrs. Mitchell, Hinz, and McConnell currently serve as the members of the Compensation Committee, with Mr. Mitchell serving as Chair of the Compensation Committee. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our key executives.

     The Board of Directors held a total of 11 meetings during the year ended December 31, 1999. The Compensation Committee held two formal meetings and the Audit Committee held five formal meetings during the year ended December 31, 1999. The Executive Committee did not meet formally during 1999. No director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors, and (b) the total number of meetings held by all committees of the Board of Directors on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Employees of our company do not receive compensation for serving as members of our Board of Directors. From January 1, 1999 through September 30, 1999, Mr. Hinz received a monthly retainer of $6,000 for serving as our Chairman of the Board. Effective October 1, 1999, we entered into an employment agreement with Mr. Hinz. See "Executive Compensation - Employment Agreements." Mr. Hinz receives no additional cash compensation for meetings attended. Each other independent director receives an annual retainer fee of $10,000, plus a $500 fee for each meeting attended by telephone or in person and reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. Committee members other than Mr. Hinz receive a $500 fee for attendance at committee meetings that are held on days other than days on which a Board of Directors meeting is held. Non-employees who serve as directors of our company also receive automatic grants of stock options under our Amended and Restated 1994 Stock Option Plan. See "Proposal to Amend Our Second Amended and Restated 1994 Stock Option Plan."

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table sets forth certain information with respect to the compensation we paid to our Chief Executive Officer and each other executive officer who received cash compensation in excess of $100,000 during fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                              Long Term
                                                             Compensation
                                                             ------------
                                                                Awards
                                                                ------
                                 Annual Compensation          Securities
Name and Principal         -------------------------------    Underlying         All Other
Position(1)                Year     Salary($)    Bonus ($)   Options(#)(2)   Compensation($)(3)
-----------                ----     ---------    ---------   -------------   ------------------
Gregory K. Roeper,         1999    $  148,500     $ 25,000      100,000         $   4,345
  President and  Chief     1998       134,836           --           --             4,880
  Executive Officer(4)     1997       121,224           --       50,000             4,712

Stephen L. Borcich,        1999    $  111,480(6)  $     --       45,000         $  10,750
  Vice President - Sales
  and Marketing(5)

----------

(1) Tammy M. Powers, our Chief Financial Officer, began her employment with our company in July 1999 and her cash compensation did not exceed $100,000 during 1999.
(2) The exercise price of all stock options granted were equal to the fair market value of our common stock on the date of grant.
(3) Amounts for Mr. Roeper for 1999 represent premium payments of $3,345 for a long-term disability insurance policy and $1,000 for a term life insurance policy paid by our company on behalf of Mr. Roeper. Amounts for Mr. Borcich for 1999 represent a $10,000 signing bonus paid in 1999 to assist with relocation expenses and 401(k) plan matching contribution in the amount of $750 for Mr. Borcich accrued by our company in 1999 and paid during 2000.
(4) Mr. Roeper became our President in December 1998 and became Chief Executive Officer in December 1999. Mr. Roeper served as a Vice President of our company from November 1994 until December 1998.
(5)  Mr. Borcich became an officer of our company in April 1999.
(6)  Includes sales commissions paid for sales made in fiscal 1999.

OPTIONS GRANTS

     The following table sets forth certain information with respect to stock options granted to the named officers during the fiscal year ended December 31, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           Potential
                                                 Individual Grants                         Realizable
                              -------------------------------------------------------   Value At Assumed
                                             Percentage                                   Annual Rates
                               Number of      of Total                                   of Stock Price
                              Securities       Options                                  Appreciation for
                              Underlying     Granted to       Exercise                   Option Term(2)
                                Options     Employees in        Price     Expiration     --------------
         Name                 Granted (#)    Fiscal Year      ($/Sh)(1)      Date        5%          10%
         ----                ------------    -----------      ---------      ----        --          ---
Gregory K. Roeper............   100,000          41%            $2.63       4/23/09    $165,399   $419,154
Stephen L. Borcich...........    45,000          19%            $2.63       3/18/09    $ 74,430   $188,619

----------
(1) The options were granted at the fair market value of the shares on the date of grant and have ten-year terms. One-fourth of the options vest and become exercisable on each of the first, second, third, and fourth anniversaries of the date of grant.
(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with SEC rules and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

OPTION HOLDINGS

     The following table provides information on the value of unexercised options held by the named officers as of December 31, 1999. None of the named officers exercised any options during 1999.

                             YEAR-END OPTION VALUES

                                              Number of Securities             Value of Unexercised
                                             Underlying Unexercised            In-the-money Options
                                          Options at Fiscal Year-End (#)       at Fiscal Year-End ($)
                                          -----------------------------    -----------------------------
             Name                         Exercisable     Unexercisable    Exercisable     Unexercisable
             ----                         -----------     -------------    -----------     -------------
Gregory K. Roeper(1)...................       43,750         131,250           $  --          $43,500
Stephen L. Borcich.....................           --          45,000           $  --          $19,575

----------
(1) In October 1999, Mr. Roeper transferred beneficial ownership of 25,000 options to his former spouse in connection with the dissolution of their marriage. The exercise prices of some of the options held by Mr. Roeper are greater than the closing sales price of our common stock on December 31, 1999 of $3.06 per share, as quoted on the Nasdaq National Market.

EMPLOYMENT AGREEMENTS

     Effective October 1, 1999, we entered into employment agreements with William J. Hinz and Gregory K. Roeper. Each employment agreement has an initial term through September 30, 2001, and each agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 30 days' written notice.

     Mr. Hinz's employment agreement provides for him to serve as our Chairman of the Board. The employment agreement provides for Mr. Hinz to receive a base salary of $75,000 per annum.

     Mr. Roeper's employment agreement provides for him to serve as our President and Chief Operating Officer. In December 1999, the Board of Directors elected Mr. Roeper as our Chief Executive Officer. The employment agreement provides for Mr. Roeper to receive a base salary of $148,500 per annum.

     The employment agreements also provide that Messrs. Hinz and Roeper will be eligible to receive discretionary bonuses in amounts determined by our Board of Directors. In addition, the employment agreements generally require us to

     * reimburse Messrs. Hinz and Roeper for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with our business and their duties under their respective employment agreements; and

     * provide such other fringe benefits that we make generally available to all of our employees on a non-discriminatory basis.

     Each employment agreement provides for the executive to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment "for cause," as defined the agreement. If we terminate either executive's employment or if his employment is terminated by reason of disability, each employment agreement provides for the payment of fixed compensation to the executive for the remaining term of the employment agreement. We also have the right to terminate Mr. Hinz's employment if he resigns as Chairman of the Board or a director, if he is not re-elected as a director by our stockholders, or if he is not re-nominated to serve as our Chairman of the Board. If we terminate Mr. Hinz's employment under those circumstances, Mr. Hinz will not receive any further compensation under the employment agreement after the date of termination.

     In the event of a "change of control" of our company, as defined in the employment agreements, Mr. Hinz will receive a minimum bonus of $50,000 and Mr. Roeper will receive a minimum bonus of $100,000. In addition, any options that were granted to Messrs. Hinz or Roeper during April 1999 that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If either executive's employment is terminated as a result of a change of control, we will be required to pay
Messrs. Hinz and Roeper the greater of (a) their respective base salary and benefits for the remaining term of the employment agreement, or (b) their respective annual base salary.

     The employment agreements also contain provisions that prohibit Mr. Hinz and Mr. Roeper from

     * competing with us for a period of 12 months after the termination of their respective employment with our company,

     * taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and

     * making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

     We maintain agreements with each of our other officers and employees that prohibit such persons from disclosing confidential information obtained while employed by us. We offer our employees medical, life, and disability insurance benefits. Our executive officers and other key personnel (including directors who also are employees of our company) are eligible to receive stock options under our stock option plan. See "Proposal to Amend Our Second Amended and Restated 1994 Stock Option Plan."

401(K) PROFIT SHARING PLAN

     In April 1994, we adopted a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code of 1986. Pursuant to the 401(k) Plan, all eligible employees may make elective contributions through payroll deductions. In addition, we may make matching and discretionary contributions in such amounts as may be determined by the Board of Directors. During fiscal 1999, we expensed matching contributions pursuant to the 401(k) Plan to all executive officers as a group in the amount of $1,500.

STOCK OPTION PLAN

     Our Second  Amended and Restated 1994 Stock Option Plan permits us to grant
(a) incentive stock options or nonqualified options to acquire common stock; (b) stock appreciation rights, or SARs; (c) common stock; and (d) other stock-based cash awards to key employees of our company and to consultants or independent contractors who provide valuable services to our company. The plan also provides for automatic grants of stock options to non-employee directors of our company.

     We currently may issue a maximum of 850,000 shares of our common stock under the plan. Our Board of Directors has approved an amendment to increase the number of shares authorized for issuance under the plan to 1,100,000 shares, subject to stockholder approval. See "Proposal to Amend Our Second Amended and Restated 1994 Stock Option Plan."

LIMITATION OF DIRECTOR'S LIABILITY AND INDEMNIFICATION

     Our Amended Certificate of Incorporation provides that no director of our company will be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation law, or GCL. Under the Delaware GCL, a director may be held liable (a) for any breach of the director's duty of loyalty to our company or our stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) in respect of certain unlawful dividend payments or stock purchases, or (d) for any transaction from which the director derived an improper personal benefit. The effect of this provision in our Amended Certificate of Incorporation is to eliminate the rights of our company and our stockholders (through stockholders' derivative suits on behalf of our company) to recover monetary damages from a director for breach of the fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (a) through (d) above. In addition, the Amended Certificate of Incorporation provides that any repeal or modification of this provision by our stockholders will not adversely affect any right or protection of a director of our company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. These provisions do not limit or eliminate the rights of our company or any stockholder to seek non-monetary relief such as an injunction or recision in the event of a breach of a directors' duty of care.

     Our Amended Certificate of Incorporation requires us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent permitted by the GCL. Indemnification is not available with respect to proceedings or claims initiated or brought voluntarily by an officer, director, or other representative of our company against us unless such proceeding or claim is approved by the Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Jae H. Bae, a director of our company, is an officer of LG Information and Communications, Ltd. We purchase some of our key telephone systems, commercial grade telephones, and voice mail products from LGIC and LG Srithai, Inc., or LGST, a joint venture between LGIC and a Thailand-based entity. We purchased approximately $18.4 million of products from LGIC and LGST during 1999, representing approximately 65% of our total purchases during 1999.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     Our Board of Directors has appointed a Compensation Committee, which consists of our Chairman of the Board and two non-management directors. The committee made decisions on compensation of our executives during 1999. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals.

     Our compensation program for executive officers consists primarily of base salary, bonus, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, which generally are available to all employees of our company.

     Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on our financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Stock option grants are intended to result in minimal or no rewards if stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation.

     We follow a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors, as discussed below, receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 31, 1999, the committee took into account, among other things, our financial results, compensation paid in prior years, and compensation of executive officers employed by companies of similar size in similar industries.

BASE SALARY AND ANNUAL INCENTIVES

     Base salaries for executive positions are established relative to our financial performance and comparable positions in similarly sized companies. From time to time, we may use competitive surveys and outside consultants to help determine the relative competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the committee also takes into account individual experience and performance, salary levels relative to other positions within our company, and specific needs particular to our company. The committee's evaluation of the factors described above is subjective, and the committee does not assign a particular weight to any one factor.

     Annual incentive awards are based on our financial performance and the efforts of our executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. We did not pay any performance-based bonuses to our executive officers for their performance with our company in 1999 other than the bonus we paid to Mr. Roeper, as described below.

STOCK OPTION GRANTS

     We strongly believe in tying executive rewards directly to our long-term success and increases in stockholder value through grants of executive stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in our common stock. The amount of options granted takes into account options previously granted to an individual. In addition to the options granted to Mr. Roeper, as described below, during 1999 we granted 50,000 options to William J. Hinz, 15,000 options to Tammy M. Powers, 45,000 options to Stephen L. Borcich, and an aggregate of 32,500 options to other employees.

OTHER BENEFITS

     Executive officers are eligible to participate in benefit programs designed for all full-time employees of our company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     During fiscal 1999, the committee evaluated the factors described above in determining the base salary and other compensation of Gregory K. Roeper, our President and Chief Executive Officer. The committee's evaluation of Mr. Roeper's base salary is subjective with no particular weight assigned to any one factor. Effective October 1, 1999, we entered into an employment agreement with Mr. Roeper. See "Executive Compensation - Employment Agreements." Under that agreement, we currently pay Mr. Roeper a salary of $148,500 per year. We also paid Mr. Roeper a discretionary cash bonus of $25,000 during 2000 for his performance during 1999. The committee believes that Mr. Roeper's current base salary is competitive with the base salary paid to chief executive officers of comparable companies. We also granted Mr. Roeper options to acquire 100,000 shares of common stock for his performance during 1999.

     In February 2000, the Compensation Committee established a cash incentive plan for Mr. Roeper for fiscal 2000. Under the plan, Mr. Roeper will earn cash bonuses if the Company's net revenue and/or net income in fiscal 2000 meet or exceed the amounts specified in the plan.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and four other most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. Qualifying performance-based compensation is not subject to the deduction limits if certain requirements are met. We do not believe that our compensation arrangements with any of our executive officers will exceed the limits on deductibility during our current fiscal year. We also intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

     This report has been furnished by the members of the Compensation Committee of the Board of Directors of Vodavi Technology, Inc.

                            Emmett E. Mitchell, Chair
                                 William J. Hinz
                               Stephen A McConnell

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Performance evaluation and compensation decisions relating to 1999 were made by the Compensation Committee of the Board of Directors, which consisted of Messrs. Engels, Hinz, McConnell, and Mitchell. None of such persons had any contractual or other relationships with us during fiscal 1999 except as directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms we received during the fiscal year ended December 31, 1999, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Emmett E. Mitchell filed a late report Form 3 to disclose his beneficial ownership of our common stock as of the date he became a director of our company; and Stephen L. Borcich filed a report on Form 5 to disclose his beneficial ownership of our common stock as of the date he became an executive officer of our company, which should have been reported earlier on Form 3.

                                PERFORMANCE GRAPH

     The following line graph compares  cumulative total stockholder returns for
(a) our common stock; (b) the Standard & Poor's Small Cap 600 Index; and (c) a peer group consisting of the following three companies in the business telephone systems industry: Comdial Corp., Mitel Corp., and Inter-Tel Corp. In prior years, the peer group included Executone Information Systems, Inc. Executone was acquired by Inter-Tel Corp. during 1999.

     The graph covers the period from October 6, 1995 through December 31, 1999. The graph assumes an investment of $100 in each of our common stock and the peer group on October 6, 1995, the date on which our common stock became registered under Section 12 of the Exchange Act as a result of our initial public offering, and an investment in the Small Cap 600 index of $100 on September 30, 1995. The calculation of cumulative stockholder return on the peer group and the Small Cap 600 index include reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

                                           Cumulative Total Return
                            ----------------------------------------------------
                            10/6/95    12/95    12/96    12/97    12/98    12/99
                            -------    -----    -----    -----    -----    -----
VODAVI TECHNOLOGY, INC       100.00    91.23    50.00    63.16    38.60    42.99
PEER GROUP                   100.00   105.74   105.61   147.46   150.81   242.35
S & P SMALLCAP 600           100.00   100.46   121.87   153.05   157.23   176.73

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS, AND OFFICERS

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of April 27, 2000 by (a) each director of our company, (b) each executive officer of our company, (c) all directors and executive officers of our company as a group, and (d) each other person known by us to be the beneficial owner of more than 5% of our common stock.

                                                    Shares Beneficially Owned
                                                    -------------------------
Name of Beneficial Owner(1)                         Number(2)      Percent(3)
---------------------------                         ---------      ----------
DIRECTORS AND EXECUTIVE OFFICERS:
William J. Hinz..............................        29,500(4)         *
Gregory K. Roeper............................        97,375(5)        2.2%
Jae H. Bae...................................         5,000(6)         *
Gilbert H. Engels............................        45,000(7)        1.0%
Stephen A McConnell..........................        46,900(8)        1.1%
Emmett E. Mitchell...........................       153,333(9)        3.4%
Tammy M. Powers..............................             0(10)        *
Stephen L. Borcich...........................        11,250(11)        *
All directors and officers as a
  group (eight persons)......................       388,358           8.4%

NON-MANAGEMENT 5% STOCKHOLDERS:
LG Information and Communications, Ltd.......       862,500          19.9%
Steven A. Sherman............................       470,330(12)      10.7%

----------
*    Less than 1% of the outstanding shares of Common Stock.

(1) Addresses of 5% stockholders: The address of LGIC is LG Twin Tower, West Tower 20F, #20, Yoido-dong, Youngdungpo-gu, Seoul 150-721, Korea; and the address of Steven A. Sherman is 5248 Arroyo, Paradise Valley, Arizona 85253.
(2) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of common stock such person has sole or shared voting control or power of disposition. Also includes shares of common stock that the identified person had the right to acquire within 60 days of April 27, 2000, by the exercise of stock options.
(3) Based upon 4,326,688 shares of our common stock outstanding on April 27, 2000, which excludes 226,800 treasury shares. The percentages shown include the shares of common stock that each named stockholder has the right to acquire within 60 days of April 27, 000. In calculating ownership percentage, all shares of common stock that the named stockholder has the right to acquire upon exercise of stock options within 60 days of April 27, 2000 are deemed to be outstanding for the purpose of computing the percentage of common stock owned by such stockholder, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other stockholder. Percentages may be rounded.
(4) Represents 7,000 shares of common stock and 22,500 shares issuable upon exercise of vested options.
(5) Represents 9,875 shares of common stock and 87,500 shares issuable upon exercise of vested options held by Mr. Roeper. In October 1999, Mr. Roeper transferred 9,875 shares of common stock and beneficial ownership of options to acquire 25,000 shares to his former spouse in connection with the dissolution of their marriage.
(6) Represents 5,000 shares issuable upon exercise of vested options held by Mr. Bae. Mr. Bae currently serves as an officer of LGIC. Mr. Bae disclaims beneficial ownership of any shares of our common stock beneficially owned by LGIC.
(7) Represents 25,000 shares of common stock and 20,000 shares issuable upon exercise of vested options.

(8) Represents 26,900 shares of common stock and 20,000 shares issuable upon exercise of vested options.
(9) Represents (a) 9,500 shares of common stock and 10,000 shares issuable upon exercise of vested options held by Mr. Mitchell, (b) 500 shares of common stock held by Mr. Mitchell as custodian for his minor children, and (c) warrants to purchase 133,333 shares of common stock at an exercise price of $7.20 per share held by Paradise Valley Securities, of which Mr. Mitchell is Chairman, Chief Executive Officer, and a shareholder. Mr. Mitchell disclaims beneficial ownership of the shares issuable upon exercise of the warrants held by Paradise Valley Securities except to the extent that his individual interest in such shares arises from his ownership interest in Paradise Valley Securities, and this proxy statement shall not be deemed to be an admission that Mr. Mitchell is the beneficial owner of those shares for any purpose.
(10) Ms. Powers serves as our Vice President - Finance, Chief Financial Officer, and Treasurer.
(11) Represents 11,250 shares of common stock issuable upon exercise of vested options. Mr. Borcich serves as our Vice President - Sales and Marketing.
(12) Includes 165,000 shares of common stock and 75,000 shares issuable upon exercise of vested options held by Mr. Sherman; 6,000 shares held by Mr. Sherman as custodian for certain of his children; 86,830 shares held by Sherman Capital Group, L.L.C., of which Mr. Sherman is the managing member; and 137,500 shares held by Sherman Capital Partners, L.L.C., of which Mr. Sherman is a managing member. Mr. Sherman disclaims beneficial ownership of all shares held by Sherman Capital Group, L.L.C. and Sherman Capital Partners, L.L.C. except to the extent that his individual interest in such shares arises from his interest in each such entity.

                              PROPOSAL TO AMEND OUR
               SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

     On April 12, 2000, our Board of Directors approved a proposal to amend our Second Amended and Restated 1994 Stock Option Plan to increase the number of shares of common stock that may be issued pursuant to the plan from 850,000 shares to 1,100,000 shares, subject to approval by our stockholders. The full text of the Second Amended and Restated 1994 Stock Option Plan as proposed to be amended is included as "Appendix A" to this Proxy Statement. The Board of Directors recommends a vote "for" the proposed amendment to the plan.

     The purpose of the plan is to further the interests of our company and our stockholders by encouraging key employees, directors, and independent contractors and consultants to acquire shares of our common stock, thereby acquiring a proprietary interest in our business and an increased personal interest in our continued success and progress.

     By April 12, 2000, we had issued 152,500 shares of common stock upon exercise of options granted under the plan and there were an additional 598,625 options outstanding under the plan. Accordingly, only 98,875 shares of common stock remained available for grant or issuance under the plan. At that time, the Board of Directors considered the likelihood that we will be required to grant additional stock options and other stock-based compensation in the future in order to attract and retain qualified management personnel and other employees, members of our Board of Directors, and independent contractors and consultants that will provide valuable services to our company. In doing so, our directors took into account the competitive business environment in which we operate and the increasing importance that employees and potential employees, directors and potential directors, and other individuals who may provide valuable services to our company now attribute to compensation in the form of stock options and other stock-based grants. Accordingly, the Board of Directors approved a proposal to increase the number of shares that may be issued pursuant to the plan in order to enable us to continue to grant options and/or issue shares of common stock under the plan to our current as well as new directors, executive officers, other employees, and independent contractors and consultants.

DESCRIPTION OF THE SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

SHARES SUBJECT TO THE PLAN

     A maximum of 850,000 shares of common stock currently are reserved for issuance under the plan. If any option or award is forfeited, terminated, cancelled, does not vest, or expires without having been exercised in full, stock not issued under such option or award shall again be available for the purposes of the plan. If any change is made in our common stock (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the plan, the number of shares and the price per share of stock stated in all outstanding options or awards, and the number of shares covered by unissued automatic options, as described below.

     The plan provides that it is not intended to be the exclusive means by which we may issue options to acquire our common stock or any other type of award. To the extent permitted by applicable law and the rules and regulations of the Nasdaq National Market, we may issue any other options, warrants, or awards other than pursuant to the plan without stockholder approval.

DISCRETIONARY PROGRAM; ELIGIBILITY AND ADMINISTRATION

     The plan includes a discretionary program under which we may grant to key employees of our company or our subsidiaries and consultants or independent contractors who provide valuable services to our company or our subsidiaries stock-based awards, including the following:

*    incentive stock options and nonstatutory stock options,

*    stock appreciation rights, or SARs,

*    stock awards, and

*    cash awards.

     Options that are incentive stock options may only be granted to key personnel of our company or our subsidiaries who also are employees of our company or our subsidiaries. SARs would entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of common stock from the price stated in the award agreement to the market value of the common stock on the date the SAR is first exercised or surrendered. Stock awards would entitle the recipient to receive directly shares of our common stock. Cash awards would entitle the recipient to receive direct payments of cash depending on the market value of the appreciation of our common stock or other securities of our company. The plan administrators may, consistent with the plan, determine such other terms, conditions, restrictions, and/or limitations, if any, on any options, SARs, stock awards, and cash awards.

     The power to administer the discretionary program with respect to our executive officers and directors and all persons who own 10% or more of our issued and outstanding stock is vested with the Board of Directors or with a Senior Committee comprised of two or more disinterested directors appointed by the Board of Directors. The power to administer the discretionary program with respect to all other eligible persons is vested with the Board of Directors or with an Employee Committee comprised of two or more members of the Board of Directors. Each plan administrator determines (1) which of the eligible persons in its group will be granted options and awards; (2) the amount and timing of such option and award grants; and (3) such other terms and conditions as may be imposed by the plan administrator consistent with the plan.

     To the extent that granted options are incentive stock options, the terms and conditions of those options must be consistent with the qualification requirements set forth in the Internal Revenue Code. The maximum number of shares with respect to which options or awards can be granted to any one employee (including officers) during the term of the plan may not exceed 50% of the shares of common stock authorized for issuance under the plan.

EXERCISE OF OPTIONS

     The expiration date, maximum number of shares purchasable, and the other provisions of options will be established at the time of grant. Options will vest and become exercisable in whole or in one or more installments at such time or times as may be determined by a plan administrator upon grant of the options. Incentive stock options may not have terms longer than 10 years (five years if the option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the combined voting power of all classes of stock of our company and our subsidiaries).

     The plan administrator will determine the exercise price of options at the time of grant. The exercise price of incentive stock options may not be less than 100% of the fair market value of our common stock at the time of grant (110% if the incentive stock option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of our company or our subsidiaries). On April 27, 2000, the closing price of our common stock on the Nasdaq National Market was $2.19 per share. To exercise an option, the optionholder will be required to deliver to us full payment of the exercise price for the shares as to which the option is being exercised. Generally, options may be exercised by delivery of cash, check, or shares of our common stock.

TERMINATION OF EMPLOYMENT OR SERVICES

     Unless otherwise allowed by a plan administrator at the time of grant, options and awards granted under the plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. In the event of the termination of the employment or services of the holder (but never later than the expiration of the term of the option or SAR), vested options or SARs may be exercised within a three-month period. Termination of employment at any time for cause immediately terminates all options or SARs held by the terminated employee. If the holder dies while in the service of our company, the persons to whom the holder's rights pass under a will or by the law of descent or distribution may exercise any options or SARs that were vested on the date of the holder's death within six months of such death (but never later than the expiration of the term of the options or SARs). If termination is by reason of disability, however, options or SARs may be exercised by the holder during the period ending one year after the termination of service (but not later than the expiration of the term of the option or SAR).

AUTOMATIC PROGRAM

     The plan also includes an automatic program under which options are automatically granted to our non-employee directors. Under the automatic program, each newly elected non-employee director automatically receives an initial grant of options to acquire 5,000 shares of common stock on the date of his or her first appointment or election to the Board of Directors. Such options vest and become exercisable on the earlier of (a) the first anniversary of the date of grant, or (b) the day prior to the next annual meeting of our stockholders. In addition, options to acquire 5,000 shares of common stock are automatically granted to each non-employee director at the meeting of the Board of Directors held immediately after each annual meeting of stockholders, with such automatic options to vest and become exercisable on the earlier of (1) the first anniversary of the date of grant, or (2) the day prior to the next annual meeting of our stockholders. A non-employee director will not be eligible to receive the annual grant if that option grant date is within 90 days of such director receiving his or her initial grant.

     The exercise price per share of common stock subject to automatic options granted under the plan is equal to 100% of the fair market value of our common stock (as defined in the plan) on the date such options are granted. Each automatic option will expire on the tenth anniversary of the date on which an automatic option grant is made. In the event the non-employee director ceases to serve as a member of the Board of Directors or dies while serving as a director, the optionholder or the optionholder's estate or successor by bequest or inheritance may exercise any automatic options vested at the time of cessation of service until the earlier of (a) 90 days after the cessation of service, or
(b) the expiration of the term of the automatic option. To the extent permitted by the Exchange Act and the rules and regulations of the Nasdaq National Market, non-employee members of our Board of Directors also may be eligible to receive options or awards under the discretionary program of the plan or option grants or direct stock issuances under any other plans of our company.

DURATION AND MODIFICATION

     The plan will remain in force until December 29, 2004. After that date, we may not grant any options or awards under the plan, but existing options and awards will remain outstanding in accordance with their respective terms and conditions. The Board of Directors may amend the plan at any time except that, without approval of our stockholders, the Board of Directors may not

     * increase the maximum number of shares of common stock subject to the plan (except in the case of certain organic changes to our company);

     * reduce the exercise price at which options may be granted or the exercise price at which any outstanding option may be exercised;

     *    extend the term of the plan;

     * change the class of persons eligible to receive options or awards under the plan; or

     * materially increase the benefits accruing to participants under the plan.

In addition, the Board of Directors may not, without the consent of the optionholder, take any action that disqualifies any option previously granted under the plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding option. Notwithstanding the foregoing, the Board of Directors may amend the plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

     Certain options granted under the plan will be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code.
Accordingly, there will be no taxable income to an optionholder when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price, however, generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder upon exercise, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the optionholder disposes of the shares before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionholder's ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

     Certain other options issued under the plan, including automatic options issued to non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options and other awards will be governed by Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of our common stock acquired pursuant to the exercise of any nonqualified option or the grant of any other award over the amount paid for such stock must be included in the gross income of the holder in the first taxable year in which the common stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating the excess value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the excess value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that the holder recognizes income. We will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by a holder will be equal to the exercise price of those shares plus any income recognized pursuant to Section
83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than 12 months from the date the substantial risk of forfeiture lapsed, or, if a
Section 83(b) election is made, more
than 12 months from the date the shares were acquired. The maximum federal capital gains tax rate currently is 20% for property held more than 12 months.

     Generally, all cash awards granted under the plan will be treated as compensation income to the recipient when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for our company.

     If an optionholder transfers a nonqualified option as a gift in a non-arm's length transfer, neither the optionholder nor the transferee will realize taxable income at the time of transfer. Upon the subsequent exercise of the option by the transferee, the optionholder will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the stock at the time of exercise. If an optionholder makes a gift of an option and surrenders all dominion and control of the option, the gift should be complete for federal gift tax purposes at the time of transfer and should be valued at that time or, if later, at the time the option becomes vested. For gift and estate tax purposes, the gift on an option would generally cause the option and the shares of common stock acquired upon exercise to be excluded from the optionholder's estate. Special rules may apply if the optionholder makes a gift of an award to a charity or to a "living trust" under which the optionholder retains the right to revoke the trust or substantially alter its terms.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE PROPOSED AMENDMENT TO OUR SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

     Approval of the proposed amendment to the plan will require the affirmative vote of a majority the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Any options outstanding under the plan prior to the amendment shall remain valid and unchanged. The amendment to the plan shall become effective upon approval by the stockholders of our company. In the event that the amendment to the plan is not approved by the shareholders, the plan shall remain in effect as previously adopted and all options and awards granted in excess of the 850,000 shares currently authorized for issuance will automatically be terminated and of no further force and effect, as though they had never been granted.

                 DEADLINE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

     We must receive stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held during calendar 2001 no later than January 8, 2001 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2001, except in circumstances where (a) we receive notice of the proposed matter no later than March 24, 2001 and (b) the proponent complies with the requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We do not know of any other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Board of Directors may recommend.

                                                           Dated: April 28, 2000

                                   APPENDIX A

                             VODAVI TECHNOLOGY, INC.
               SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                       (AS AMENDED THROUGH APRIL 12, 2000)

                                    ARTICLE 1
                                     GENERAL

     1.1 PURPOSE OF PLAN; TERM

          1.1(a) ADOPTION. On December 29, 1994, the Board of Directors (the "Board") of Vodavi Technology, Inc., a Delaware corporation (the "Company"), adopted a stock option plan to be known as the Vodavi Technology, Inc. Stock Option Plan (the "Original Plan"). The Original Plan was subsequently approved the stockholders of the Company on July 12, 1995. On February 26, 1996, the Board adopted an amended and restated 1994 Stock Option Plan (the "First Revised Plan") whereby the Automatic Grant Program was added, additional shares of Stock were authorized to be issued, and certain other technical changes were made. The stockholders of the company approved the First Revised Plan on May 24, 1996. On October 20, 1997, the Board adopted a newly amended and restated 1994 Stock Option Plan (the "Second Revised Plan") whereby certain technical changes were made. The Second Revised Plan did not require approval by the stockholders of the Company. On April 12, 2000, the Board amended the Second Revised Plan to increase the number of shares authorized to be issued, subject to stockholder approval of the amendment within 12 months of April 12, 2000. The Second Revised Plan, as amended through April 12, 2000, shall be known as the Vodavi
Technology, Inc. Second Amended and Restated 1994 Stock Option Plan (the "Plan"). When applicable, the term "Plan" shall include the Original Plan and/or the First Revised Plan.

          1.1(b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

          1.1(c) GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

               (i) DISCRETIONARY GRANT PROGRAM. The purpose of the Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Discretionary Awards").

               (ii) AUTOMATIC GRANT PROGRAM. The purpose of the Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

          1.1(d) CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code Section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

          1.1(e) RULE 16B-3 PLAN. With respect to persons subject to the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act"), the Plan is intended to comply with all applicable conditions of

Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          1.1(f) DURATION OF PLAN. The term of the Plan is 10 years commencing on the date of adoption of the Original Plan by the Board as specified in
Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Original Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2 STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

          1.2(a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 1,100,000 shares of Stock (including shares issued upon exercise of Incentive Stock Options) pursuant to the Plan, unless the Plan is amended as provided in Section 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 4.1.

          1.2(b) CALCULATION OF AVAILABLE SHARES. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of an SAR.

          1.2(c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action by or on behalf of the Company, again be available under the Plan.

     1.3 APPROVAL; AMENDMENTS.

          1.3(a) APPROVAL BY STOCKHOLDERS. The First Revised Plan was approved by the stockholders of the Company on May 24, 1996. The date on which such stockholder approval was obtained shall be referred to herein as the "Effective Date."

          1.3(b) COMMENCEMENT OF PROGRAMS. The Discretionary Grant Program became effective on December 29, 1994. The Automatic Grant Program became effective on the Effective Date.

          1.3(c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Discretionary Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Discretionary Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the

Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Discretionary Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE 2
                           DISCRETIONARY GRANT PROGRAM

     2.1 PARTICIPANTS; ADMINISTRATION.

          2.1(a) ELIGIBILITY AND PARTICIPATION. Discretionary Options and Discretionary Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) if a Senior Committee (as defined below) exists, the members of that Senior Committee shall be ineligible, during their tenure on the Senior Committee, to be granted Discretionary Options or Discretionary Awards under the Plan or to be granted or awarded equity securities of the Company pursuant to any other plan of the Company or its affiliates except pursuant to the Automatic Grant Program or as otherwise allowed under the 1934 Act, and (2) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation), and
(3) the maximum number of shares of Stock with respect to which Options or Awards may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Discretionary Awards under the Discretionary Grant Program and the conditions relating to such Discretionary Award.

          2.1(b) GENERAL ADMINISTRATION. The Eligible Persons under the Discretionary Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Discretionary Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Discretionary Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Discretionary Options or Awards under the Discretionary Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code Section 162(m).

          2.1(c) PLAN ADMINISTRATORS. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Discretionary Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Discretionary Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the
Discretionary Grant Program or any outstanding Discretionary Option or Discretionary Award.

          2.1(d) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2 TERMS AND CONDITIONS OF DISCRETIONARY OPTIONS

          2.2(a) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

          2.2(b) EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share. If the Discretionary Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

          2.2(c) INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

          2.2(d) OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a shareholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

          2.2(e) VESTING; LIMITATIONS. The time at which Options may be exercised with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

          2.2(f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

          2.2(g) METHOD OF EXERCISE. To exercise a Discretionary Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 2.2(h) below; and

               (iii) furnish appropriate documentation that the person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising a Discretionary Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Discretionary Option.

          2.2(h) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) Full payment in cash or check made payable to the Company's order; or

               (ii) Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

               (iii) If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          2.2(i) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal  with  respect  to  any  proposed  sale  or  other  disposition  by  the
Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

          2.2(j) TERMINATION OF INCENTIVE STOCK OPTIONS.

               (i) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death, such Optionholder may, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Incentive Stock Options will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Plan Administrator that the Optionholder: (A) has committed a felony involving dishonesty, fraud, theft or embezzlement; (B) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (C) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (D) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (E) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

               (ii) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, any Incentive Stock Options that the Optionholder was entitled to exercise on the date of death will be exercisable within six months after such date or until the stated expiration date of the Optionholder's Incentive Stock Options, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h) hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

          2.2(k) TERMINATION OF NONQUALIFIED OPTIONS. Any Options which are not Incentive Stock Options and which are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Option, the Option shall remain exercisable (i) for a period of six months after termination as a result of the Optionholder's death; (ii) for a period of 12 months if the Optionholder ceases to be in service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code); and (iii) for a period of 90 days after termination for any other reason; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(j)(i)) or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes.

          2.2(l) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

          2.2(m) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Plan Administrator, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3 TERMS AND CONDITIONS OF STOCK AWARDS

          2.3(a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          2.3(b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable corporate law, employment tax and/or income tax withholding requirements.

          2.3(c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

          2.3(d) AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

     2.4 TERMS AND CONDITIONS OF SARS

          2.4(a) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          2.4(b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Discretionary Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

          2.4(c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

          2.4(d) SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

          2.4(e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

          2.4(f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

          2.4(g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

          2.4(h) TERMINATION OF EMPLOYMENT; DEATH. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified Options, shall apply equally to SARs issued in tandem with such Options. Section 2.2(k) shall apply to SARs that are not issued in tandem with any Options.

     2.5 OTHER CASH AWARDS

          2.5(a) IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

          2.5(b) CONDITIONS TO AWARD. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE 3
                             AUTOMATIC GRANT PROGRAM

     3.1 ELIGIBLE DIRECTORS UNDER THE AUTOMATIC GRANT PROGRAM. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons are Non-Employee Directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Discretionary Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

     3.2 TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

          3.2(a) AMOUNT AND DATE OF GRANT. During the term of this Plan, grants of Automatic Options shall be made to each Eligible Director ("Optionholder") as follows:

               (i) ANNUAL GRANTS. Each year on the Annual Grant Date an Automatic Option to acquire 5,000 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting commencing as of the first annual meeting occurring after the Effective Date. Any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option Grant pursuant to this
Section 3.2(a)(i) on such Annual Grant Date.

               (ii) INITIAL NEW DIRECTOR GRANTS. On the Initial Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 5,000 shares of Stock for so long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Director that was previously granted an Automatic Option on the Effective Date pursuant to Section 3.2(a)(iii) hereof shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a)(ii).

               (iii) INITIAL EXISTING DIRECTOR GRANTS. On the commencement date of the Automatic Grant Program, each Eligible Director was granted an Automatic Option to acquire 5,000 shares of Stock.

          3.2(b) EXERCISE PRICE. The exercise price per share of Stock (the "Optioned Shares") subject to each Automatic Option grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

          3.2(c) VESTING. Each Automatic Option grant shall vest and become exercisable on the earlier of (i) the first anniversary of the date of such grant or (ii) the day prior to the next regularly held annual meeting of the Company's stockholders. Each Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

          3.2(d) METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 3.2(e) below; and

               (iii) furnish appropriate documentation that the person or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

          3.2(e) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) full payment in cash or check made payable to the Company's order; or

               (ii) full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

               (iii) if a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          3.2(f) TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option grant was made ("Expiration Date"). Except as provided in Article IV hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

               (i) The Automatic Option shall immediately terminate and cease to be outstanding for any Optioned Shares which were not vested at the time of the Optionholder's cessation of Board service.

               (ii) Should an Optionholder cease, for any reason other than death, to serve as a member of the Board, then the Optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

               (iii) Should an Optionholder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                    ARTICLE 4
                                  MISCELLANEOUS

     4.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards and the price per share stated in all outstanding Options and Awards, and the number of shares of Stock covered by unissued Automatic Options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     4.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     4.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Discretionary Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     4.4 CHANGE IN CONTROL.

          4.4(a) AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

          4.4(b) DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Discretionary Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

          4.4(c) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Discretionary Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

     4.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          4.5(a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          4.5(b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          4.5(c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     4.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     4.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

     4.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

     4.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     4.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

     4.11 COMPANY RIGHTS. The grants of Options or Awards shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     4.12 RIGHTS OF A STOCKHOLDER. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for the Optioned Shares.

     4.13 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     4.14 SECURITIES RESTRICTIONS

          4.14(a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

               The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          4.14(b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel and their permitted transferees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel or their permitted transferees. By the act of accepting an Option or Award, each grantee or permitted transferee agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          4.14(c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     4.15 TAX WITHHOLDING.

          4.15(a) GENERAL. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          4.15(b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

               (i) STOCK WITHHOLDING. An Optionholder or Grantee may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder or Grantee.

               (ii) STOCK DELIVERY. The Board may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the taxes incurred in connection with such Option exercise or Stock Award designated by the Optionholder or Grantee.

     4.16 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                    ARTICLE 5
                                   DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

     "AFFILIATES" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

     "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

     "AUTOMATIC  GRANT PROGRAM" shall mean that program set forth in Article III
of  this  Plan  pursuant  to  which  non-employee   members  of  the  Board  are
automatically granted Options upon certain events.

     "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the commencement date of the Automatic Grant Program.

     "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

     "AWARDS" shall mean Discretionary Awards.

     "BOARD" shall mean the Board of Directors of the Company.

     "CASH  AWARD"  shall  mean an award to be paid in cash  and  granted  under
Section 2.5 hereunder.

     "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

     Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMPANY" shall mean Vodavi Technology, Inc., a Delaware corporation.

     "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated;
(b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     "DISCRETIONARY AWARD" shall mean a Stock Award, SAR or Cash Award under the Discretionary Grant Program.

     "DISCRETIONARY GRANT PROGRAM" shall mean the program described in Article II of this Plan pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

     "DISCRETIONARY OPTIONS" shall mean options granted under the Discretionary Grant Program.

     "EFFECTIVE DATE" shall mean May 24, 1996, the date that the First Revised Plan was approved by the Company's stockholders.

     "ELIGIBLE DIRECTORS" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

     "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Discretionary Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations.

     "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

     "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option and payment of the Option Price is delivered to the Company in accordance with the requirements of the Plan.

     "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

     "GRANTEE" shall mean an Eligible Person or Eligible Director that has received an Award.

     "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code section 422.

     "INITIAL GRANT DATE" shall mean the date that an Eligible Director is first appointed or elected to the Board.

     "NON-AFFILIATES" shall mean all persons who are not Affiliates.

     "NON-EMPLOYEE DIRECTORS" shall mean those directors of the Company who satisfy the definition of "Non-Employee Directors" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

     "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

     "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

     "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Eligible Directors.

     "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(b) hereof.

     "OPTIONS" shall mean options to acquire Stock granted under the Plan.

     "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

     "PLAN" shall mean this stock option plan for Vodavi Technology, Inc.

     "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates.

     "SAR" shall mean stock appreciation rights granted pursuant to Section 2.4 hereof.

     "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

     "SERVICE" shall have the meaning set forth in Section 2.2(m) hereof.

     "STOCK" shall mean shares of the Company's common stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

     "STOCK AWARDS" shall mean Stock directly granted under the Discretionary Grant Program.

     "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

     EXECUTED as of the 12th day of April, 2000.

                                        VODAVI TECHNOLOGY, INC.


                                        By: /s/ Gregory K. Roeper
                                        Name: Gregory K. Roeper
                                        Its:  President

                             VODAVI TECHNOLOGY, INC.
                       2000 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of VODAVI TECHNOLOGY, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated April 28, 2000, and hereby appoints William J. Hinz and Gregory K. Roeper, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of the Company to be held on Monday, June 19, 2000, at 9:00 a.m., local time, at the Company's corporate headquarters at 8300 Raintree Drive, Scottsdale, Arizona 85260, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS: [ ]  FOR all nominees listed      [ ] WITHHOLD AUTHORITY to vote
                               below (except as indicated)      for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William J. Hinz, Gregory K. Roeper, Jae H. Bae, Gilbert H. Engels, Stephen A McConnell, Emmett E. Mitchell

2. PROPOSAL TO AMEND THE COMPANY'S SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN.

               [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

         (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.


Dated                      , 2000
      ---------------------             ----------------------------------------
                                                      Signature

                                        ----------------------------------------
                                                      Signature

                                        (This Proxy  should be dated,  signed by
                                        the stockholder(s) exactly as his or her
                                        name   appears   hereon,   and  returned
                                        promptly  in  the   enclosed   envelope.
                                        Persons signing in a fiduciary  capacity
                                        should so  indicate.  If shares are held
                                        by  joint   tenants   or  as   community
                                        property,   both   stockholders   should
                                        sign.)


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Votes must be indicated (x) in Black or Blue ink.